Fair Value Measurement	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurement	Fair Value Measurement
Fair value is the price that would be received by the Plan for an asset or paid by the Plan to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date in the Plan’s principal or most advantageous market for the asset or liability. Fair value measurements are determined by maximizing the use of observable inputs and minimizing the use of unobservable inputs. The hierarchy places the highest priority on unadjusted quoted market prices in active markets for identical assets or liabilities (level 1 measurements) and gives the lowest priority to unobservable inputs (level 3 measurements). The three levels of inputs within the fair value hierarchy are defined as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Plan has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect the Plan’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following descriptions of the valuation methods and assumptions used by the Plan to estimate the fair values of investments apply to investments held directly by the Plan.

Employer Common Stock, Money Market Fund, and Mutual Funds: The fair values of employer common stock, money market fund, and mutual fund investments are determined by obtaining quoted prices on nationally recognized securities exchanges (level 1 inputs).

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
Investments measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2025
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
December 31, 2025
Cash and Money Market Fund	$2,053,534	2,053,534	—	—
Employer common stock	95,295	95,295	—	—
Mutual funds	42,498,924	42,498,924	—	—
Total	$44,647,753	$44,647,753	$—	$—

		Fair Value Measurements at December 31, 2024
December 31, 2024
Cash and Money Market Fund	$2,129,221	2,129,221	—	—
Mutual funds	37,613,304	37,613,304	—	—
Total	$39,742,525	$39,742,525	$—	$—